UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 1, 2010

RJO GLOBAL TRUST
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22887 (Commission File Number)	36-4113382 (IRS Employer Identification No.)

222 S Riverside Plaza
Suite 900
Chicago, IL 60606
(Address of Principal Executive Offices)

(312) 373-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.    Other Events.

For the benefit of the unitholders of the RJO Global Trust (the “Trust”), R.J. O’Brien Fund Management, LLC, the managing owner of the Trust, has disclosed its audited financial statements for the fiscal year ended December 31, 2009, attached hereto as Exhibit 99.01 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith:

Exhibit Number	Description
99.01	Financial Statements of R.J. O’Brien Fund Management, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RJO Global Trust
(Registrant)

Date: April 6, 2010

	By:	/s/ Annette A. Cazenave
Annette A. Cazenave
Senior Vice President
R.J. O'Brien Fund Management, LLC, Managing Owner

INDEX TO EXHIBITS

Exhibit Number	Description
99.01	Financial Statements of R.J. O’Brien Fund Management, LLC